Exhibit 10.25

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS EXHIBIT MARKED BY [***] HAS BEEN OMITTED BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL

SECOND AMENDMENT TO LICENSE AGREEMENT

(UMC-131, UME-139)

Second Amendment to the License Agreement (“Amendment 2”) dated the 11th day of July. 2008 (the “Effective Date”), together with that certain Amendment thereto dated April 29, 2009 (“Amendment 1”), by and between the University of Miami and its School of Medicine (“LICENSOR”), and HEAT BIOLOGICS II, INC., a Delaware corporation (“LICENSEE”), under the direction of Dr. Eckhard Podack, to wit: LICENSE AGREEMENT relating to the technology and product identified as the Podack Antibody Technology (UMC-131, UME-139) and hereinafter referred to as “License Agreement”.

WHEREAS, LICENSEE has past due and outstanding license issue fee obligations to LICENSOR, as set forth in sections 5.3 and 8.1(a) of the License Agreement in the total amount of [*****] dollars, which were due and payable as follows:

a) [*****] dollars obligation past due and outstanding, to wit: Payable within thirty (30) days of the Effective Date, on or before August 11, 2008.

b) [*****] dollars past due and outstanding, to wit: Payable within one (1) year of the Effective Date; and

WHEREAS, LICENSEE has past due and outstanding patent fees and costs obligations to I,lCENSOR in the amount of [*****] dollars pursuant to section 5.1 of the License Agreement; and

WHEREAS, LICENSEE has a past due and outstanding consideration payment to LICENSOR in the amount of [*****] dollars, for the payment extension granted by LICENSOR in Amendment 1; and

WHEREAS, LICENSEE has past due and outstanding license issue fee obligations together with past due and outstanding patent fees and costs obligations to LICENSOR pursuant to the License Agreement, and a past due and outstanding consideration payment to LICENSOR pursuant to Amendment 1, in the total amount of [*****] dollars; and

WHEREAS, LICENSEE has requested an extension of the payment dates for past due license issue fees, past due patent fees and costs, together with the past due consideration payment, and LICENSOR desires to extend the foregoing payment dates.

NOW THEREFORE, for the mutual promises and other good and valuable consideration contained herein, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

LICENSOR agrees to extend the payment dates of the foregoing past due license issue fees together with past due patent fees and costs owed by LICENSEE pursuant to the License Agreement, together with the past due consideration owed by LICENSEE pursuant to Amendment 1, under the following terms and conditions:

1.

LICENSOR shall extend the payment deadline of all past due license issue fees and past due patent fees and costs under the License Agreement, in the total amount of [*****] dollars to February 11, 2010 (the “Extension Date”).

2.

LICENSEE shall pay LICENSOR as additional consideration for the payment Extension Date granted by LICENSOR under this Agreement 2, the sum of [*****] dollars to be due and payable upon the execution of this Amendment 2. Furthermore, LICENSEE shall pay LICENSOR the past

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS EXHIBIT MARKED BY [***] HAS BEEN OMITTED BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL

due and outstanding consideration payment to LICENSOR in the amount of [*****] dollars, for the payment extension granted by LICENSOR in Amendment 1, on or before September 11, 2009. LICENSOR and LICENSEE further mutually agree that in the event LICENSEE does not meet the foregoing past due payment obligation, LICENSOR shall have the option in LICENSOR's sole and absolute discretion, to declare this Amendment 2 null and void.

3.

LICENSOR hereby reserves the right, at its sole and absolute discretion, to impose additional penalties at law or in equity, for the nonpayment by the LICENSEE of any and all license issue fees, patent fees and costs, together with past due consideration payments due and payable by the Extension Date.

4.

LICENSOR and LICENSEE mutually agree and confirm that the following sections of the License Agreement remain in full force and effect, and agree to be bound by the terms and conditions specified therein: section 6. entitled INDEMNIFICATION, section 21. entitled AMENDMENT, and section 25. entitled ENTIRE AGREEMENT. LICENSOR and LICENSEE further mutually agree and confirm that in all other respects the License Agreement shall remain in full force and effect in accordance with all other terms and conditions specified therein, and agree to be bound by the terms and conditions set forth therein.

5.	LICENSOR and LICENSEE mutually agree and confirm that paragraphs 3. and 4. shall survive any nullification of this Amendment 2 by LICENSOR.

This Amendment 2 is entered into and made effective as of the last signature date set forth below.

IN WITNESS WHEREOF, the parties have executed this Amendment 2, as of the date set forth below.

LICENSOR:		LICENSEE:

UNIVERSITY OF MIAMI		HEAT BIOLOGICS II, INC.
By:	/s/ Bart Chernow, M.D.	By:	/s/ Jeffrey Wolf

	Bart Chernow, M.D.		Jeffrey Wolf
	Vice Provost of Technology Advancement		President

Date:	August 11, 2009	Date:	August 11, 2009